UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2020

GREAT WESTERN BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36688		47-1308512
(Commission File Number)		(IRS Employer Identification Number)

225 South Main Avenue		57104
Sioux Falls,	South Dakota
(Address of principal executive offices)		(Zip Code)
(605) 334-2548
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GWB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company  ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 24, 2020, the Board appointed Mr. Jim Brannen, a current independent member of the Board of the Company, to immediately succeed Mr. Ken Karels as Chairperson of the Board. In connection with Mr. Brannen’s appointment, Mr. Karels voluntarily resigned from the Board and as its Chairperson. Mr. Karels also voluntarily resigned from the board of the Company’s wholly owned subsidiary, Great Western Bank.

With the resignation of Mr. Karels from the Board, the Board has been reconstituted to 8 members.

Item 8.01.  Financial Statements and Exhibits.

Committee Realignments.

As a result of Mr. Karels’ resignation and Mr. Brannen’s appointment as successor Chairperson of the Company’s Board, the Company realigned certain of its standing Committees to enable Mr. Brannen to focus his time on the Chairperson role. Effective April 24, 2020, Mr. Brannen discontinued his service on the Risk and Audit Committees. Mr. Thomas Henning, who was no longer required to serve as Lead Independent Director as Mr. Brannen is an independent director, was appointed Chairperson of the Risk Committee and replaced Mr. Brannen as a member on the Audit Committee. In addition, Mr. Brannen replaced Mr. Karels on the Executive Committee and was appointed its Chairperson. There are no changes to the membership of the Corporate Governance and Nominating Committee or the Compensation Committee as previously reported on the Company’s Form 8-K, Item 8.01, filed on February 5, 2020. The reconstituted committees are as follows:

•Audit Committee: Frances Grieb (Chairperson), Thomas Henning and James Israel. All Audit Committee members qualify as a "Financial Expert" as defined by Regulation S-K Item 407.

•Risk Committee: Thomas Henning (Chairperson), Frances Grieb and James Israel.

•Executive Committee: Jim Brannen (Chairperson), Thomas Henning, Daniel Rykhus and Mark Borrecco.

All of the above named directors, except Mark Borrecco, CEO of the Company, satisfy the independence standards set forth in Section 303A of the NYSE Listed Company Manual and have no material relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and are independent within the meaning of Rule 10A-3 of the Exchange Act.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT WESTERN BANCORP, INC.

Date: April 24, 2020	By: /s/ Donald J. Straka
Name: Donald J. Straka
Title: Corporate Secretary and General Counsel